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                               AMENDMENT NO. 20
                          TO THE AMENDED AND RESTATED
                           MASTER DISTRIBUTION PLAN

                               (Class A Shares)

   The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 14, 2006, as follows:

   WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Floating Rate Fund.

   NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                  "SCHEDULE A
                                      TO
                           THE AMENDED AND RESTATED
                           MASTER DISTRIBUTION PLAN
                               (CLASS A SHARES)

                        (DISTRIBUTION AND SERVICE FEES)

   The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class A Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class A Shares of each Portfolio to the average daily net assets of the Class A Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class A Shares of the Portfolio.

                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM COUNSELOR SERIES TRUST               Charge    Fee      Fee
       --------------------------               ------- ------- ---------
       Portfolio - Class A Shares

       AIM Advantage Health Sciences Fund        0.00%   0.25%    0.25%
       AIM Floating Rate Fund                    0.00%   0.25%    0.25%
       AIM Multi-Sector Fund                     0.00%   0.25%    0.25%
       AIM Structured Core Fund                  0.00%   0.25%    0.25%
       AIM Structured Growth Fund                0.00%   0.25%    0.25%
       AIM Structured Value Fund                 0.00%   0.25%    0.25%

                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM EQUITY FUNDS                         Charge    Fee      Fee
       ----------------                         ------- ------- ---------
       Portfolio - Class A Shares

       AIM Capital Development Fund              0.00%   0.25%    0.25%
       AIM Charter Fund                          0.00%   0.25%    0.25%
       AIM Constellation Fund                    0.00%   0.25%    0.25%
       AIM Diversified Dividend Fund             0.00%   0.25%    0.25%
       AIM Large Cap Basic Value Fund            0.00%   0.25%    0.25%
       AIM Large Cap Growth Fund                 0.00%   0.25%    0.25%
       AIM Select Basic Value Fund               0.00%   0.25%    0.25%

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                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM FUNDS GROUP                          Charge    Fee      Fee
       ---------------                          ------- ------- ---------
       Portfolio - Class A Shares

       AIM Basic Balanced Fund                   0.00%   0.25%    0.25%
       AIM European Small Company Fund           0.00%   0.25%    0.25%
       AIM Global Value Fund                     0.00%   0.25%    0.25%
       AIM International Small Company Fund      0.00%   0.25%    0.25%
       AIM Mid Cap Basic Value Fund              0.00%   0.25%    0.25%
       AIM Select Equity Fund                    0.00%   0.25%    0.25%
       AIM Small Cap Equity Fund                 0.00%   0.25%    0.25%

                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM GROWTH SERIES                        Charge    Fee      Fee
       -----------------                        ------- ------- ---------
       Portfolio - Class A Shares

       AIM Basic Value Fund                      0.00%   0.25%    0.25%
       AIM Conservative Allocation Fund          0.00%   0.25%    0.25%
       AIM Global Equity Fund                    0.00%   0.25%    0.25%
       AIM Growth Allocation Fund                0.00%   0.25%    0.25%
       AIM Income Allocation Fund                0.00%   0.25%    0.25%
       AIM International Allocation Fund         0.00%   0.25%    0.25%
       AIM Mid Cap Core Equity Fund              0.00%   0.25%    0.25%
       AIM Moderate Allocation Fund              0.00%   0.25%    0.25%
       AIM Moderate Growth Allocation Fund       0.00%   0.25%    0.25%
       AIM Moderately Conservative Allocation
         Fund                                    0.00%   0.25%    0.25%
       AIM Small Cap Growth Fund                 0.00%   0.25%    0.25%

                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM INTERNATIONAL MUTUAL FUNDS           Charge    Fee      Fee
       ------------------------------           ------- ------- ---------
       Portfolio - Class A Shares

       AIM Asia Pacific Growth Fund              0.00%   0.25%    0.25%
       AIM European Growth Fund                  0.00%   0.25%    0.25%
       AIM Global Aggressive Growth Fund         0.00%   0.25%    0.25%
       AIM Global Growth Fund                    0.00%   0.25%    0.25%
       AIM International Core Equity Fund        0.00%   0.25%    0.25%
       AIM International Growth Fund             0.00%   0.25%    0.25%

                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM INVESTMENT FUNDS                     Charge    Fee      Fee
       --------------------                     ------- ------- ---------
       Portfolio - Class A Shares

       AIM China Fund                            0.00%   0.25%    0.25%
       AIM Developing Markets Fund               0.00%   0.25%    0.25%
       AIM Enhanced Short Bond Fund              0.00%   0.25%    0.25%
       AIM Global Health Care Fund               0.00%   0.25%    0.25%
       AIM International Bond Fund               0.00%   0.25%    0.25%
       AIM Japan Fund                            0.00%   0.25%    0.25%
       AIM Trimark Endeavor Fund                 0.00%   0.25%    0.25%
       AIM Trimark Fund                          0.00%   0.25%    0.25%
       AIM Trimark Small Companies Fund          0.00%   0.25%    0.25%

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                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM INVESTMENT SECURITIES FUNDS          Charge    Fee      Fee
       -------------------------------          ------- ------- ---------
       Portfolio - Class A Shares

       AIM Global Real Estate Fund               0.00%   0.25%    0.25%
       AIM High Yield Fund                       0.00%   0.25%    0.25%
       AIM Income Fund                           0.00%   0.25%    0.25%
       AIM Intermediate Government Fund          0.00%   0.25%    0.25%
       AIM Limited Maturity Treasury Fund        0.00%   0.15%    0.15%
       AIM Municipal Bond Fund                   0.00%   0.25%    0.25%
       AIM Real Estate Fund                      0.00%   0.25%    0.25%
       AIM Short Term Bond Fund                  0.00%   0.25%    0.25%
       AIM Total Return Bond Fund                0.00%   0.25%    0.25%

                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM SECTOR FUNDS                         Charge    Fee      Fee
       ----------------                         ------- ------- ---------
       Portfolio - Class A Shares

       AIM Energy Fund                           0.00%   0.25%    0.25%
       AIM Financial Services Fund               0.00%   0.25%    0.25%
       AIM Gold & Precious Metals Fund           0.00%   0.25%    0.25%
       AIM Leisure Fund                          0.00%   0.25%    0.25%
       AIM Technology Fund                       0.00%   0.25%    0.25%
       AIM Utilities Fund                        0.00%   0.25%    0.25%

                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM SPECIAL OPPORTUNITIES FUNDS          Charge    Fee      Fee
       -------------------------------          ------- ------- ---------
       Portfolio - Class A Shares

       AIM Opportunities I Fund                  0.00%   0.25%    0.25%
       AIM Opportunities II Fund                 0.00%   0.25%    0.25%
       AIM Opportunities III Fund                0.00%   0.25%    0.25%

                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM STOCK FUNDS                          Charge    Fee      Fee
       ---------------                          ------- ------- ---------
       Portfolio - Class A Shares

       AIM Dynamics Fund                         0.00%   0.25%    0.25%

                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM SUMMIT FUND                          Charge    Fee      Fee
       ---------------                          ------- ------- ---------
       Class A Shares                            0.00%   0.25%    0.25%

                                      3

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                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM TAX-EXEMPT FUNDS                     Charge    Fee      Fee
       --------------------                     ------- ------- ---------
       Portfolio - Class A Shares

       AIM High Income Municipal Fund            0.00%   0.25%    0.25%
       AIM Tax-Exempt Cash Fund                  0.00%   0.25%    0.25%

--------
* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: April 14, 2006

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